GOLDMAN SACHS TRUST (the “Trust”)

Goldman Sachs Fund of Funds Portfolios

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, Class R Shares
and Class IR Shares (as applicable) of the

Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Equity Growth Strategy Portfolio
(the “Fund of Funds Portfolios”)

Supplement dated November 23, 2009 to the
Prospectuses dated April 30, 2009
(the “Fund of Funds Prospectuses”)

Goldman Sachs Retirement Strategies Portfolios

Class A Shares, Institutional Shares, Class R Shares
and Class IR Shares of the

Goldman Sachs Retirement Strategy 2010 Portfolio
Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio
(the “Retirement Strategies Portfolios,”
and together with the Fund of Funds Portfolios,
the “Portfolios”)

Supplement dated November 23, 2009 to the
Prospectuses dated December 29, 2008
(the “Retirement Strategies Prospectuses”)

(collectively, the “Portfolios”)

Effective on or around December 31, 2009, the Goldman Sachs Strategic Growth Fund and the Goldman Sachs Large Cap Value Fund will be added as underlying funds that are currently being used for investment by the Portfolios.

This Supplement updates the disclosure contained in the Fund of Funds and Retirement Strategies Prospectuses as follows:

The following is inserted into the table in the section “Description of the Underlying Funds”:

Underlying Fund	Investment Objectives	Investment Criteria

Strategic Growth	Long-term growth of capital.	At least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in equity investments. The Fund may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Large Cap Value	Long-term capital appreciation.	At least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public market capitalization within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies, and may invest up to 20% of its Net Assets in fixed income securities.

The following is inserted into the second table in the section “Service Providers—Management Fees”:

		Total Net Operating
Underlying Fund	Management Fee	Expense Ratio

Strategic Growth	First $1 Billion 1.00%	0.75%
	Next $1 Billion 0.90
	Next $3 Billion 0.86
	Next $3 Billion 0.84
	Over $8 Billion 0.82

Large Cap Value	First $1 Billion 0.75%	0.79%
	Next $1 Billion 0.68
	Next $3 Billion 0.65
	Next $3 Billion 0.64
	Over $8 Billion 0.63

This Supplement further updates the disclosure contained in the Retirement Strategies Prospectuses as follows:

The following is inserted into the table in the section “Portfolio Investment Objectives and Strategies—Expected Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets)” under the “Domestic Equity Funds” subsection:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Strategic Growth	•	•	•	•	•	•
Large Cap Value	•	•	•	•	•	•

This Supplement should be retained with your Prospectus for future reference.

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FFRTINVSTK 12-09